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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Amendment No. 1


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 7, 2001


                                Semele Group Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-16886                   36-3465422
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


 200 Nyala Farms, Westport, Connecticut                                06880
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (203) 341-0515



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          (Former name or former address, if changed since last report)


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                                Semele Group Inc.
                                   Form 8-K/A


This Amendment No. 1 amends the current report of Form 8-K filed by Semele Group Inc. on February 22, 2001.


       Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                           Audited consolidated balance sheets of PLM
                           International, Inc. and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, changes of shareholders' equity and comprehensive income, and cash flows for each of the years in the three year period ended December 31, 2000 are incorporated by reference to Exhibit 99.1 included herein.

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           Unaudited Pro Forma Consolidated Balance Sheet of Semele Group Inc. as of December 31, 2000 and Unaudited Pro Forma Consolidated Statement of Operations of Semele Group Inc. for the year ended December 31, 2000 are incorporated by reference to
                           Exhibit 99.2 included herein.

                  (c)      EXHIBITS

                           Exhibit 23       Consent of KPMG LLP.

                           Exhibit 99.1     Audited consolidated balance
                                            sheets of PLM International, Inc.
                                            and subsidiaries as of December 31,
                                            2000 and 1999, and the related
                                            consolidated statements of income,
                                            changes of shareholders' equity and
                                            comprehensive income, and cash flows
                                            for each of the years in the three
                                            year period ended December 31, 2000
                                            are incorporated herein by reference
                                            to Item 8 of PLM International,
                                            Inc.'s 2000 Annual Report on Form
                                            10-K filed with the Commission on
                                            March 29, 2001. (Commission File
                                            No.: 1-9670.)

                           Exhibit 99.2     Unaudited Pro Forma
                                            Consolidated Balance Sheet of Semele
                                            Group Inc. as of December 31, 2000
                                            and Unaudited Pro Forma Consolidated
                                            Statement of Operations of Semele
                                            Group Inc. for the year ended
                                            December 31, 2000 are filed
                                            herewith.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:        April 23, 2001       SEMELE GROUP INC.


                                   By: /s/ James A. Coyne
                                       ---------------------------------
                                       Name:  James A. Coyne
                                       Title: President and Chief
                                              Operating Officer


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                                                  EXHIBIT INDEX

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

      EXHIBIT
       NUMBER         EXHIBIT NAME                                                 LOCATION

         23           Consent of KPMG LLP                                          Filed herewith.

        99.1          Audited consolidated balance sheets of PLM International,    Incorporated by reference to Item 8 of
                      Inc. and subsidiaries as of December 31, 2000 and 1999,      PLM International, Inc.'s Annual
                      and the related consolidated statements of income, changes   Report on Form 10-K for the year ended
                      of shareholders' equity and comprehensive income, and cash   December 31, 2000 (File No. 1-9670)
                      flows for each of the years in the three year period ended
                      December 31, 2000.

        99.2          Unaudited Pro Forma Consolidated Balance Sheet of Semele     Filed herewith.
                      Group Inc. as of December 31, 2000 and Unaudited Pro Forma
                      Consolidated Statement of Operations of Semele Group Inc.
                      for the year ended December 31, 2000.

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